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                            PRUDENTIAL MUTUAL FUNDS

                        Prudential Jennison Growth Fund
                   Prudential Small Company Value Fund, Inc.

                Supplement to Prospectus dated November 30, 1998

    The following paragraph is added after the last paragraph under "Shareholder Guide--Alternative Purchase Plan--Class Z Shares":

    PruArray Association Benefit Plans. Class Z shares are also offered to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in a PruArray Plan, provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class Z shares without regard to the assets or number of participants in the individual employer's qualified plans or non-qualified plans so long as the employers in the Association have retirement plan assets in the aggregate of at least $250 million for which Prudential Retirement Services provides participant-level recordkeeping services.

    The date of this supplement is June 1, 1999.

MF990C3 (6/1/99)